Exhibit 4.6

STELLAR BIOTECHNOLOGIES, INC.

(the “Corporation”)

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
(CDN $0.25 UNITS)

INSTRUCTIONS TO SUBSCRIBER

All Subscribers must sign and deliver to Stellar Biotechnologies, Inc. at its Canadian office, 1868 King George Blvd., South Surrey, British Columbia, V4A 5A1 (Tel: 604-306-8854 / Fax: 604-535-4454):

All Subscribers:

1.	A completed and executed copy of this Agreement;

2.	A Schedule II (TSX Personal Information Acknowledgement and Consent);

3.	A certified cheque, bank draft or wire transfer payable to the Corporation; Each Subscriber Must Complete

One of the Following:

4.	If the Subscriber is an “Accredited Investor” resident anywhere, except the United States, a completed and signed Schedule III (Accredited Investor Certificate – Non-United States Residents Only);

5.	If the Subscriber is a resident of the United States and is an “Accredited Investor” as that term is defined in Regulation D under the United States Securities Act of 1933, a completed and signed Schedule IV (Accredited Investor Certificate - United States Residents Only);

6.	If the Subscriber is not an “accredited investor” but is a director, executive officer, control person of the Corporation, or of an affiliate of the Corporation or founder of the Corporation, or a spouse, parent, grandparent, brother, sister, child, grandchild, close personal friend or close business associate of a director, executive officer, control person or founder of the Corporation or a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Corporation and is not resident in Ontario or Saskatchewan, a completed and signed Schedule V (Family, Friends and Business Associates Certificate);

7.	If the Subscriber is not an “accredited investor” but is a founder or control person of the Corporation or a spouse, parent, grandparent, brother, sister, grandchild or child of an executive officer, director or founder of the Corporation and a resident of Ontario, a completed Schedule VI (Founder, Control Person and Family Certificate – Ontario Residents Only);

8.	If the Subscriber is not an “accredited investor”, but is a close personal friend or business associate of a founder, director, executive officer or control person of the issuer, or of an affiliate of the Corporation and is a resident of Saskatchewan, then complete and sign Schedule VII (“Risk Acknowledgement – Saskatchewan Residents Only”);

9.	If the Subscriber is not an “accredited investor”, but is buying securities having an aggregate cost of at least CDN$150,000 and is not a resident of the United States or offshore, then complete and sign Schedule VIII (“Minimum Investment Amount Certificate – Non United States Residents or Offshore Residents”);

10.	If the Subscriber is not a resident of Canada or the United States of America and did not sign this subscription agreement in Canada or the United States of America, a completed and signed Schedule IX (Confirmation of Residence Outside of Canada and the United States of America – Non Resident Certificate);

Each Subscriber Who Is Not an Individual Must Complete the Following:

11.	If the Subscriber is a portfolio manager or is not an individual (that is, the Subscriber is a corporation, partnership, trust or entity other than an individual), and does not have a current accurate Form 4C - Corporate Placee Registration Form on file with the TSX Venture Exchange, a completed and signed Schedule X.

SUBSCRIPTION AGREEMENT

TO:                                   STELLAR BIOTECHNOLOGIES, INC.

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase from STELLAR BIOTECHNOLOGIES, INC. (the “Corporation”) that number of units of the Corporation (the “Units”) set out below at a price of CDN $0.25 per Unit. Each Unit consists of one common share in the capital of the Corporation (a “Share”) and one transferable common share purchase warrant (a “Warrant”). Each Warrant shall entitle the holder thereof to acquire one common share in the capital of the Corporation (a “Warrant Share”) at a price of CDN $0.40 per Warrant Share until 5:00 p.m. (Vancouver time) on the date which is three years following the Closing Date (as defined herein). The Subscriber agrees to be bound by the terms and conditions set forth in the attached “General Provisions” including without limitation the representations, warranties and covenants set forth in the applicable schedules attached thereto. The Subscriber further agrees, without limitation, that the Corporation may rely upon the Subscriber’s representations, warranties and covenants contained in such documents.

SUBSCRIPTION AND SUBSCRIBER INFORMATION

Please print all information (other than signatures), as applicable, in the space provided below

(Name of Subscriber)

Account Reference (if applicable):

By:
Authorized Signature

(Official Capacity or Title – if the Subscriber is not an individual)

(Name of individual whose signature appears above if different than the name of the subscriber printed above.)

(Subscriber’s Address, including Municipality and Province)

(Telephone Number)	(Email Address)

Number of Units	x CDN $0.25

=

Aggregate Subscription Price: ______________________
(the “Subscription Amount”)

Please complete if purchasing as agent or trustee for a principal (beneficial purchaser) (a “Disclosed Principal”) and not purchasing as trustee or agent for accounts fully managed by it.

(Name of Disclosed Principal)

(Address of Disclosed Principal)

(Account Reference, if applicable)

Share Certificate Registration Information: (indicate exactly how you want to be registered on the share and warrant certificate)

(Name)

(Address, including Postal Code)

Delivery Instructions as set forth below:

(Name)

(Account Reference, if applicable)

(Address)

(Contact Name)	(Telephone Number)

Number and kind of securities of the Corporation held, directly or indirectly, if any:

1.	State whether Subscriber is an Insider of the Corporation:

Yes ☐ No ☐

2.	State whether Subscriber is a member of the Pro Group:

Yes ☐ No ☐

3.	If applicable, the Subscriber has on file with the Exchange a current Form 4C

Yes ☐ No ☐

GENERAL PROVISIONS

1.	DEFINITIONS

1.1         In this Subscription Agreement (including the first page (instruction page), page 2 (cover page), the General Provisions and Schedules incorporated by reference, the following words have the following meanings unless otherwise indicated:

(a)	“1933 Act” means the United States Securities Act of 1933, as amended;

(b)	“Applicable Legislation” means the Securities Legislation Applicable to the Corporation and all legislation incorporated in the definition of this term in other parts of this Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

(c)	“Closing” means the completion of the sale and purchase of the Purchased Securities;

(d)	“Closing Date” has the meaning assigned in the Term Sheet;

(e)	“Commissions” means the Commissions with Jurisdiction over the Corporation and the securities commissions incorporated in the definition of this term in other parts of this Subscription Agreement;

(f)	“Exchange” has the meaning assigned in the Term Sheet;

(g)	“Final Closing” means the last closing under the Private Placement;

(h)	“General Provisions” means those portions of this Subscription Agreement headed “General Provisions”;

(i)	“Private Placement” means the offering of the Purchased Securities in the General Provisions of this Subscription Agreement;

(j)	“Public Record” means those documents filed in the website www.SEDAR.com;

(k)	“Purchased Securities” has the meaning assigned in the Term Sheet;

(l)	“Regulation S” means Regulation S promulgated under the 1933 Act;

(m)	“Regulatory Authorities” means the Commissions and the Exchange;

(n)	“Securities” has the meaning assigned in the Term Sheet;

(o)	“Subscription Agreement” means the instruction page, page 3 (cover page), the Term Sheet, the General Provisions and other Schedules incorporated by reference; and

(p)	“Terms” means those portions of this Subscription Agreement headed “General Provisions” and “Term Sheet”.

1.2         In this Subscription Agreement, the following terms have the meanings defined in Regulation S: “Directed Selling Efforts”, “Foreign Corporation”, “Substantial U.S. Market Interest”, “U.S. Person” and “United States”.

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1.3         In this Subscription Agreement, unless otherwise specified, currencies are indicated in Canadian dollars.

1.4         In this Subscription Agreement, other words and phrases that are capitalized have the meaning assigned in this Subscription Agreement.

2.	REPRESENTATIONS AND WARRANTIES OF SUBSCRIBER

2.1	Acknowledgements concerning offering The Subscriber acknowledges that:

(a)	no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities;

(b)	there is no government or other insurance covering the Securities;

(c)	there are risks associated with the purchase of the Securities;

(d)	there are restrictions on the Subscriber’s ability to resell the Securities and it is the responsibility of the Subscriber to find out what those restrictions are and to comply with them before selling the Securities;

(e)	the Corporation has advised the Subscriber that the Corporation is relying on an exemption from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the Applicable Legislation and, as a consequence of acquiring securities pursuant to this exemption, certain protections, rights and remedies provided by the Applicable Legislation, including statutory rights of rescission or damages, will not be available to the Subscriber;

(f)	no prospectus has been filed by the Corporation with the Commissions in connection with the issuance of the Purchased Securities, the issuance is exempted from the prospectus and registration requirements of the Applicable Legislation and:

(i)	the Subscriber is restricted from using most of the civil remedies available under the Applicable Legislation;

(ii)	the Subscriber may not receive information that would otherwise be required to be provided to the Subscriber under the Applicable Legislation; and

(iii)	the Corporation is relieved from certain obligations that would otherwise apply under the Applicable Legislation; and

(g)	the Subscriber acknowledges that the Securities have not been registered under the 1933 Act and may not be offered or sold in the United States unless registered under the 1933 Act and the securities laws of all applicable states of the United States or an exemption from such registration requirements is available, and that the Corporation has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Purchased Securities or any of the Securities.

2.2	Representations by all Subscribers

The Subscriber represents and warrants to the Corporation that, as at the Agreement Date and at the Closing:

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(a)	if the Subscriber is purchasing the Securities as principal for its own account, the Subscriber is purchasing them for investment only and not for the benefit of any other person or for resale, distribution or other disposition of the Securities;

(b)	to the best of the Subscriber’s knowledge, the Securities were not advertised;

(c)	no person has made to the Subscriber any written or oral representations:

(i)	that any person will resell or repurchase the Securities;

(ii)	that any person will refund the purchase price of the Purchased Securities;

(iii)	as to the future price or value of any of the Securities; or

(iv)	that any of the Securities will be listed and posted for trading on a stock exchange or that application has been made to list and post any of the Securities for trading on any stock exchange, other than the Shares and Warrant Shares on the Exchange;

(d)	this subscription has not been solicited in any other manner contrary to the Applicable Legislation or the 1933 Act;

(e)	the Subscriber (or others for whom it is contracting hereunder) has been advised to consult its own legal and tax advisors with respect to applicable resale restrictions and tax considerations, and it (or others for whom it is contracting hereunder) is solely responsible for compliance with applicable resale restrictions and applicable tax legislation;

(f)	the Subscriber has no knowledge of a “material fact” or “material change” (as those terms are defined in the Applicable Legislation) in the affairs of the Corporation that has not been generally disclosed to the public, except knowledge of this particular transaction;

(g)	the offer made by this subscription is irrevocable (subject to the Subscriber’s right to withdraw the subscription and to terminate the obligations as set out in this Subscription Agreement) and requires acceptance by the Corporation and approval of the Exchange;

(h)	the Subscriber has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant to this Subscription Agreement and, if the Subscriber is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been given to authorize execution of this Subscription Agreement on behalf of the Subscriber;

(i)	the Subscriber is not a “control person” of the Corporation as defined in the Applicable Legislation, will not become a “control person” by virtue of this purchase of any of the Securities, and does not intend to act in concert with any other person to form a control group of the Corporation;

(j)	unless the Subscriber has completed and signed Schedule “IV”, the offer was not made to the Subscriber when the Subscriber was in the United States and, at the time the Subscriber’s buy order was made to the Corporation, the Subscriber was outside the United States;

(k)	unless the Subscriber has completed and signed Schedule “IV”, the Subscriber is not a U.S. Person;

(l)	unless the Subscriber has completed and signed Schedule “IV”, the Subscriber is not and will not be purchasing Purchased Securities for the account or benefit of any U.S. Person;

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(m)	the entering into of this Subscription Agreement and the transactions contemplated hereby will not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Subscriber or of any agreement, written or oral, to which the Subscriber may be a party or by which the Subscriber is or may be bound;

(n)	this Subscription Agreement has been duly executed and delivered by the Subscriber and constitutes a legal, valid and binding agreement of the Subscriber enforceable against the Subscriber;

(o)	the Subscriber has been independently advised as to the applicable hold period imposed in respect of the Securities by securities legislation in the jurisdiction in which the Subscriber resides and confirms that no representation has been made respecting the applicable hold periods for the Securities and is aware of the risks and other characteristics of the Securities and of the fact that the Subscriber may not be able to resell the Securities except in accordance with the applicable securities legislation and regulatory policies;

(p)	the Subscriber is capable of assessing the proposed investment as a result of the Subscriber’s financial and business experience or as a result of advice received from a registered person other than the Corporation or any affiliates of the Corporation;

(q)	if required by applicable securities legislation, policy or order or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Securities as may be required;

(r)	it has relied solely upon publicly available information relating to the Issuer and not upon any verbal or written representation as to fact or otherwise made by or behalf of the Corporation or the Corporation; and

(s)	the funds representing the funds representing the aggregate purchase price which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLA”) and the Subscriber acknowledges that the Corporation may in future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge, none of the subscription funds to be provided by the Subscriber (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to the Subscriber. The Subscriber shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith.

2.3	Representations by residents of the United States:

The Subscriber represents and warrants to the Corporation that, as at the Agreement Date and at the Closing:

(a)	the Subscriber is resident of the United States of America, or is otherwise subject to the securities laws thereof;

(b)	understands the Securities have not and will not be registered under the 1933 Act or the securities laws of any state of the United States of America in which the Subscriber is resident and the sale contemplated hereby is being made in reliance on private placement exemptions to the Subscriber pursuant to Rule 506 of the 1933 Act;

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(c)	the Subscriber, is an Accredited Investor as set out in the completed Schedule IV - U.S. Accredited Investor Certificate, delivered with this Agreement; and

(d)	has made the representations, warranties and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon).

2.4	Representations by residents outside of Canada and the United States:

The Subscriber represents and warrants to the Corporation that, as of the Agreement Date and at the Closing:

(a)	is knowledgeable of, or has been independently advised as to the applicable securities laws and the applicable rules of any securities regulatory authorities having application in the jurisdiction in which the Subscriber is resident (the “International Jurisdiction”) which would apply to the acquisition of the Subscriber’s Units, if any;

(b)	is purchasing the Units pursuant to exemptions from the prospectus and registration requirements under the applicable securities laws of the International Jurisdiction or, if such is not applicable, the Subscriber is permitted to purchase the Units under the applicable securities laws of the International Jurisdiction without the need to rely on any exemption;

(c)	the applicable securities laws of the International Jurisdiction do not require the Corporation to make any filings or seek any approvals of any nature whosoever from any regulatory authority of any kind whatsoever in the International Jurisdiction in connection with the issue and sale or resale of the Units; and

(d)	is complying with the requirements of all applicable securities legislation in the jurisdiction of its residence and will provide such evidence of compliance with all such matters as the Corporation may request.

2.5	Reliance, indemnity and notification of changes

The representations and warranties in this Subscription Agreement (including the Term Sheet, the General Provisions and the other schedules and appendices incorporated by reference) are made by the Subscriber with the intent that they be relied upon by the Corporation in determining its suitability as a Subscriber of Purchased Securities, and the Subscriber hereby agrees to indemnify the Corporation against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Corporation immediately of any change in any representation, warranty or other information relating to the Subscriber set forth in this Subscription Agreement (including the Term Sheet, the General Provisions and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.6	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

3.	REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

3.1         The Corporation represents and warrants to the Subscriber that, as of the date of this Agreement and at the Closing:

(a)	the Corporation and its subsidiaries, if any, are valid and subsisting corporations duly incorporated, continued or amalgamated and in good standing under the laws of the jurisdictions in which they are incorporated, continued or amalgamated with respect to all acts necessary to maintain their corporate existence;

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(b)	the Corporation is the beneficial owner of the properties, business and assets or the interests in the properties, business and assets referred to in the Public Record, except as disclosed in the Public Record all agreements by which the Corporation holds an interest in a property, business or asset are in good standing according to their terms, and there has not been any breach of the applicable laws of the jurisdictions in which such properties, business and assets are situated which would have a material adverse effect on such properties, business and assets;

(c)	the Financial Statements accurately reflect the financial position of the Corporation as at the date thereof and have been properly prepared in accordance with Canadian Generally Accepted Accounting Principles (GAAP) (up to and including audited financial statements for the year ended August 31, 2011) and International Financial Reports Standards (interim financial statements subsequent to August 31, 2011);

(d)	no adverse material changes in the financial position of the Corporation have taken place since the date of the latest balance sheet contained in the Financial Statements, except as has been publicly disclosed;

(e)	except for as provided in the Public Record, the Corporation and its subsidiaries are not currently a party to any actions, suits or proceedings which could materially affect the Corporation’s business or financial condition;

(f)	except as disclosed in the Public Record and for options granted in the ordinary course under the Corporation’s stock option plan, there are no outstanding options, warrants or other securities exercisable to purchase or convertible or exchangeable into common shares of the Corporation;

(g)	the Corporation has complied and will comply with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Units;

(h)	the issuance and sale of the Units by the Corporation does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constating documents or any agreement or instrument to which the Corporation is a party;

(i)	this Agreement has been duly authorized by all necessary corporate action on the part of the Corporation and, subject to acceptance by the Corporation, constitutes a valid obligation of the Corporation legally binding upon it and enforceable in accordance with its terms;

(j)	the issuance of the Securities, at the time of their issue, will have been approved by all requisite corporate action and any shares comprising part of the Securities, upon issue and delivery, will be validly issued as fully paid and non-assessable;

(k)	the Corporation is a reporting issuer under the BC Act and Alberta Act, its common shares are listed for trading on the Exchange; and

(l)	all consents, approvals, authorizations, orders or agreements of any stock exchanges, securities commissions or similar authorities in Canada, governmental agencies or regulators, courts or any other persons which may be required for the issuance of the Securities and the delivery of certificates representing the Securities to the Subscriber, shall be obtained and in effect prior to or on the date of delivery of such certificates.

3.2	Survival of representations and warranties

The representations and warranties contained in this Section will survive the Closing.

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4.	CLOSING

4.1         The Subscriber acknowledges that, although Purchased Securities may be issued to other purchasers under the private placement concurrently with the Closing, there may be other sales of Purchased Securities under the private placement, some or all of which may close before or after the Closing.

4.2         On or before the end of the fifth business day before the Closing Date, the Subscriber will deliver to the Corporation this Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total purchase price of the Purchased Securities to be purchased by the Subscriber by certified cheque, bank draft or wire transfer in Canadian dollars payable to “STELLAR BIOTECHNOLOGIES, INC.”.

4.3         At Closing or as soon as reasonably possible thereafter, the Corporation will deliver to the Subscriber the certificates representing the Purchased Securities purchased by the Subscriber registered in the name of the Subscriber or its nominee, or as directed by the Subscriber.

5.	MISCELLANEOUS

5.1         The Subscriber agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by this Subscription Agreement.

5.2         The Subscriber hereby authorizes the Corporation to correct any minor errors in, or complete any minor information missing from any part of this Subscription Agreement and any other schedules, forms, certificates or documents executed by the Subscriber and delivered to the Corporation in connection with the Private Placement.

5.3         The Corporation may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Corporation of such faxed copy will be equally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms of this Subscription Agreement.

5.4         Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Corporation’s having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Corporation considers necessary.

5.5         This Subscription Agreement is not assignable or transferable by the parties hereto without the express written consent of the other party to this Subscription Agreement.

5.6         Time is of the essence of this Subscription Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

5.7         Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Corporation, or by anyone else.

5.8         The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9         This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10         A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 2.

5.11         This Subscription Agreement is to be read with all changes in gender or number as required by the context.

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5.12         This Subscription Agreement will be governed by and construed in accordance with the internal laws of British Columbia (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of British Columbia with respect to any dispute related to this Subscription Agreement.

The Corporation hereby accepts the subscription for Units as set forth on the face page of this Subscription Agreement on the terms and conditions contained in the Subscription Agreement (including all applicable schedules) this ____________________ day of ___________________________, 2012.

STELLAR BIOTECHNOLOGIES, INC.

Per:
Authorized Signatory

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SCHEDULE “I”

TERM SHEET

STELLAR BIOTECHNOLOGIES, INC.

(Capitalized terms have the meanings assigned in the Subscription Agreement.)

THE CORPORATION	Stellar Biotechnologies, Inc.

MINIMNUM/MAXIMUM OFFERING	There is no Minimum Offering. The Maximum Offering consists of 4,000,000 Units.

PURCHASED SECURITIES

The “Purchased Securities” are Units. Each Unit consists of one previously unissued common share, as presently constituted (a “Share”) and one transferable share purchase warrant (a “Warrant”) of the Corporation. Each Warrant will entitle the holder, on exercise, to purchase one additional common share of the Corporation (a “Warrant Share”), at a price of CDN $0.40 per Warrant Share until the close of business on the day which is three years from the date of the issue of the Warrants.

TOTAL AMOUNT	CDN $1,000,000

PRICE	CDN $0.25 per Unit.

WARRANTS	The Warrants will be transferable, subject to compliance with applicable securities legislation.

The certificates representing the Warrants will, among other things, include provisions for the appropriate adjustment in the class, number and price of the Warrant Shares issued upon exercise of the Warrants upon the occurrence of certain events, including any subdivision, consolidation or reclassification of the Corporation’s common shares, the payment of stock dividends and the amalgamation of the Corporation.

The issue of the Warrants will not restrict or prevent the Corporation from obtaining any other financing, or from issuing additional securities or rights, during the period within which the Warrants may be exercised.

SELLING JURISDICTIONS	The Units may be sold to eligible purchasers in British Columbia, Alberta, Saskatchewan, Manitoba, Ontario, Quebec, the Yukon, Nunavut, Northwest Territories, the Maritimes, the United States and in certain “offshore” jurisdictions outside Canada and the United States, subject to receipt of all necessary regulatory approvals and compliance with applicable laws (the “Selling Jurisdictions”).

FINDER’S FEE	The Corporation may pay a finder’s fee to certain arm’s length parties at up to the maximum rates allowed by the Exchange. Such amounts will be paid either in cash or, at the discretion of the Issuer, the issuance of securities of the Corporation.

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EXEMPTIONS	The offering will be made in accordance with the following exemptions from the prospectus requirements:

(a)	the “accredited investor” exemption (section 2.3 of National Instrument 45-106);
(b)	the United States “accredited investor exemption” (section 2.3 of National Instrument 45-106 and Rule 506 of Regulation D);
(c)	the British Columbia, Alberta, Manitoba, Quebec, Yukon, Nunavut, Northwest Territories and Maritime “family, friends and business associates” exemption (section 2.5 of National Instrument 45-106);
(d)	the Saskatchewan “family, friends and business associates” exemption (section 2.6 of National Instrument 45-106);
(e)	the Ontario “founder, control person and family exemption” (section 2.7 of National Instrument 45-106);
(f)	the “minimum amount investment” exemption (section 2.10 of National Instrument 45-106); and
(g)	the “offshore exemption” (BC Instrument 72-503).

RESALE RESTRICTIONS AND LEGENDS	The Purchased Securities will be subject to a four month and one day hold period that commences on Closing.

The Subscriber acknowledges that the certificates representing the Purchased Securities may bear the following legends:

“UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE [INSERT THE DATE THAT IS FOUR MONTHS AND A DAY AFTER THE DISTRIBUTION DATE.]”

“WITHOUT PRIOR WRITTEN APPROVAL OF THE TSX VENTURE EXCHANGE AND COMPLIANCE WITH ALL APPLICABLE SECURITIES LEGISLATION, THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED ON OR THROUGH THE FACILITIES OF THE TSX VENTURE EXCHANGE OR OTHERWISE IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT UNTIL [DATE THAT IS FOUR MONTHS AND A DAY AFTER THE CLOSING].”

If the Subscriber is a resident of the United States, then the Subscriber acknowledges that the certificates representing the Purchased Securities will bear the additional following legend or such other legend as legal counsel for the Corporation may advise:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

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The Corporation agrees that the Purchased Securities will bear no legends other than those set out here. Subscribers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

CLOSING DATE	Payment for the Units is required as soon as possible, and the delivery of the Units is scheduled to occur following receipt of the required approval of the Exchange or on such date as may be designated by the Corporation (the “Closing Date”). Subsequent closings may take place from time to time at later dates as may be determined by the Corporation.

ADDITIONAL DEFINITIONS	In this Subscription Agreement, the following words have the following meanings unless otherwise indicated:

(a)	“Purchased Securities” means the Units purchased under this Subscription Agreement;
(b)	“Securities” means the Shares, the Warrants and the Warrant Shares;
(c)	“Warrants” includes the certificates representing the Warrants.

REGULATORY APPROVAL:	The completion of the Offering is subject to regulatory approval by the TSX Venture Exchange.

JURISDICTION OF ORGANIZATION	The Corporation is a validly existing company under the laws of the British Columbia Business Corporations Act.

STOCK EXCHANGE LISTING	Shares of the Corporation are listed on the TSX Venture Exchange. (the “Exchange”).

SECURITIES LEGISLATION APPLICABLE TO THE CORPORATION	The “Securities Legislation Applicable to the Corporation” is the Securities Act (British Columbia) and the Securities Act (Alberta).

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SCHEDULE II

PERSONAL INFORMATION ACKNOWLEDGEMENT AND CONSENT

IN THE MATTER OF PERSONAL INFORMATION PROVIDED TO
STELLAR BIOTECHNOLOGIES, INC. (the “Corporation”)

TO BE COMPLETED BY ALL SUBSCRIBERS

“Personal Information” means any information about the undersigned and includes information obtained from the undersigned through written or verbal means between the undersigned and the Corporation, its agents or representatives.

ACKNOWLEDGEMENT AND CONSENT:

I, the undersigned, have read and understand the TSX Personal Information Acknowledgement set out below.

I hereby consent to:

(1)	the disclosure of my Personal Information to the TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as “the Exchange”) as requested from the Exchange;

(2)	the collection, use and disclosure of my Personal Information by the Exchange for the purposes described below under “TSX Personal Information Acknowledgement” or as otherwise identified by the Exchange, from time to time;

(3)	the disclosure of my Personal Information to the British Columbia Securities Commission and to any other applicable regulatory authority (collectively referred to as the “Regulatory Authorities”) as requested from the Regulatory Authorities; and

(4)	the collection, use and disclosure of my Personal Information by the Regulatory Authorities for such purposes as are identified by the Regulatory Authorities from time to time.

DATED the ________________day of _____________________________, 2012.

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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TSX PERSONAL INFORMATION ACKNOWLEDGEMENT

TSX Venture Exchange Inc. and its affiliates, authorized agents, subsidiaries and divisions, including the TSX Venture Exchange (collectively referred to as “the Exchange”) collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or Applicant and use it for the following purposes:

•	to conduct background checks,
•	to verify the Personal Information that has been provided about each individual,
•	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or Applicant,
•	to consider the eligibility of the Issuer or Applicant to list on the Exchange,
•	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates, and includes information as to such individual’s involvement with any other reporting issuers, issuers subject to a cease trade order or bankruptcy, as well as information respecting penalties, sanctions or personal bankruptcies, to which such individual has been subject, as well as any conflicts of interest that the individual may have with the Issuer,
•	to detect and prevent fraud,
•	to conduct enforcement proceedings, and
•	to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self-regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may* also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

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SCHEDULE III

ACCREDITED INVESTOR CERTIFICATE

(Non-United States Residents Only)

(Capitalized terms not specifically defined in this Schedule have the meaning ascribed to them in the Subscription Agreement of which this Schedule forms part.)

In connection with the execution of the Subscription Agreement to which this Schedule is attached, the undersigned (the “Subscriber”) represents and warrants to the Corporation that the Subscriber satisfies one or more of the categories indicated below (please place an “X” on the appropriate lines):

(Please initial or place an X or a check mark next to as applicable)

___(a)	a Canadian financial institution, or a Schedule III bank,

___(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

___(c)	a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

___(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer registered under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

___(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

___(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

___(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

___(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

___(i)	a pension fund that is regulated by the Office of the Superintendent of Financial Institutions (Canada), a pension commission or similar regulatory authority of a jurisdiction of Canada,

___(j)	an individual who, either alone or with a spouse, beneficially owns financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds $1,000,000,

___(k)	an individual whose net income before taxes exceeded $200,000 in each of the two most recent calendar years or whose net income before taxes combined with that of a spouse exceeded $300,000 in each of the two most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

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___(l)	an individual who, either alone or with a spouse, has net assets of at least $5,000,000,

___(m)	a person, other than an individual or investment fund, that has net assets of at least $5,000,000, as shown on its most recently prepared financial statements,

___(n)	an investment fund that distributes its securities only to

(i)	a person that is or was an accredited investor at the time of distribution,

(ii)	a person that acquires or acquired securities in the circumstances referred to in sections 2.10 [Minimum amount investment], and 2.19 [Additional investment in investment funds], or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 [Investment fund reinvestment],

___(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

___(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

___(q)	a person acting on behalf of a fully managed account managed by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund;

___(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded,

___(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

___(t)	a person or company in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are accredited investors,

___(u)	an investment fund that is advised by a person registered as an adviser or a person that is exempt from registration as an adviser, or

___(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as an accredited investor.

For the purposes of the foregoing terms in bold, the following definitions apply:

“bank” means a bank named in Schedule I or II of the Bank Act (Canada).

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“Canadian financial institution” means

(a)	an association governed by the Cooperative Credit Associations Act (Canada) or a central cooperative credit society for which an order has been made under section 473(1) of that Act, or

(b)	a bank, loan corporation, trust company, trust corporation, insurance company, treasury branch, credit union, caisse populaire, financial services cooperative, or league that, in each case, is authorized by an enactment of Canada or a jurisdiction of Canada to carry on business in Canada or a jurisdiction of Canada.

“control person” means any person that holds or is one of a combination of persons, acting in concert by virtue of an agreement, arrangement, commitment or understanding, that holds

(a)	a sufficient number of any of the securities of a company so as to affect materially the control of the company, or

(b)	more than 20% of the outstanding voting securities of a company except where there is evidence showing that the holding of those securities does not affect materially the control of the company.

“director” means

(a)	a member of the board of directors of a company or an individual who performs similar functions for a company, and

(b)	with respect to a person that is not a company, an individual who performs functions similar to those of a director of a company.

“eligibility adviser” means

(a)	a person that is registered as an investment dealer and authorized to give advice with respect to the type of security being distributed, and

(b)	in Saskatchewan or Manitoba, also means a lawyer who is a practicing member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or certified management accountants in a jurisdiction of Canada provided that the lawyer or public accountant must not

(i)	have a professional, business or personal relationship with the Corporation, or any of its directors, executive officers, founders, or control persons, and

(ii)	have acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person that has acted for or been retained by the Corporation or any of its directors, executive officers, founders or control persons within the previous 12 months.

“eligible investor” means

(a)	a person whose

(i)	net assets, alone or with a spouse, in the case of an individual, exceed $400 000,

(ii)	net income before taxes exceeded $75,000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year, or
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(iii)	net income before taxes, alone or with a spouse, in the case of an individual, exceeded $125 000 in each of the 2 most recent calendar years and who reasonably expects to exceed that income level in the current calendar year,

(b)	a person of which a majority of the voting securities are beneficially owned by eligible investors or a majority of the directors are eligible investors,

(c)	a general partnership of which all of the partners are eligible investors,

(d)	a limited partnership of which the majority of the general partners are eligible investors,

(e)	a trust or estate in which all of the beneficiaries or a majority of the trustees or executors are eligible investors,

(f)	an accredited investor,

(g)	a person described in section 2.5 [Family, friends and business associates] of National Instrument 45-106, or

(h)	a person that has obtained advice regarding the suitability of the investment and, if the person is resident in a jurisdiction of Canada, that advice has been obtained from an eligibility adviser;

“executive officer” means, for an Corporation, an individual who is

(a)	a chair, vice-chair or president,

(b)	a vice-president in charge of a principal business unit, division or function including sales, finance or production, or

(d)	performing a policy-making function in respect of the Corporation;

“financial assets” means

(a)	cash,

(b)	securities, or

(c)	a contract of insurance, deposit or an evidence of a deposit that is not a security for the purposes of securities legislation.

“founder” means, in respect of a Corporation, a person who,

(a)	acting alone, in conjunction, or in concert with one or more persons, directly or indirectly, takes the initiative in founding, organizing or substantially reorganizing the business of the Corporation, and

(b)	at the time of the trade is actively involved in the business of the Corporation;

“fully managed account” means an account for of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction;

“investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

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“marketplace” has the same meaning as in National Instrument 21-101 Marketplace Operation;

“MD&A” has the same meaning as in National Instrument 51-102 Continuous Disclosure Obligations;

“non-redeemable investment fund” has the same meaning as in National Instrument 81-106 Investment Fund Continuous Disclosure;

“person” includes

(a)	an individual,

(c)	a partnership, trust, fund, and an association, syndicate, organization or other organized group of persons, whether incorporated or not, and

(d)	an individual or other person in that person’s capacity as a trustee, executor, administrator or personal or other legal representative.

“related liabilities” means:

(a)	liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets; or

(b)	liabilities that are secured by financial assets;

“Schedule III bank” means an authorized foreign bank named in Schedule III of the Bank Act (Canada); “spouse” means an individual who

(a)	is married to another individual and is not living separate and apart within the meaning of the

Divorce Act (Canada), from the other individual,

(b)	is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or

(c)	in Alberta, is an individual referred to in paragraph (a) or (b), or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

“subsidiary” means an issuer that is controlled directly or indirectly by another issuer and includes a subsidiary of that subsidiary.

For the purposes of paragraph (t) of the definition of “accredited investor” in the second paragraph of this Schedule III, in British Columbia, an indirect interest means an economic interest in the person referred to in that paragraph.

For the purpose of this Schedule III, an issuer is an affiliate of another issuer if

(a)	one of them is the subsidiary of the other, or

(b)	each of them is controlled by the same person.

Except for the “Employee, Executive Officer, Director and Consultant Exemptions”, a person (first person) is considered to control another person (second person) if

(a)	the first person beneficially owns or directly or indirectly exercises control or direction over securities of the second person carrying votes which, if exercised, would entitle the first person to

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elect a majority of the directors of the second person, unless that first person holds the voting securities only to secure an obligation,

(b)	the second person is a partnership, other than a limited partnership, and the first person holds more than 50% of the interests of the partnership, or

(c)	the second person is a limited partnership and the general partner of the limited partnership is the first person.

The foregoing representations and warranties are true an accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Corporation.

The undersigned has executed this Certificate as of the __________day of _____________, 2012.

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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SCHEDULE IV

ACCREDITED INVESTOR CERTIFICATE

(United States Residents Only)

The Subscriber understands and agrees that the Units, the Shares, the Warrants and the Warrant Shares (collectively, the “Securities”) have not been and will not be registered under the United States Securities Act of 1933, as amended (the “1933 Act”), or applicable state securities laws, and the Units are being offered and sold by the Corporation to the Subscriber in reliance upon Rule 506 of Regulation D under the 1933 Act.

The undersigned represents, warrants and covenants (which representations, warranties and covenants shall survive the Closing) to the Corporation (and acknowledges that the Corporation is relying thereon) that:

(a)	it is purchasing the Units either for its own account for investment purposes only or for the account of a beneficial purchaser for which it is exercising sole investment discretion and that is purchasing the Units for its own account for investment purposes only and, in any case, not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States; provided, however, that the Subscriber may sell or otherwise dispose of any of the Securities pursuant to registration thereof pursuant to the 1933 Act and any applicable state securities laws or under an exemption from such registration requirements;

(b)	it has such knowledge and experience in financial business matters as to be capable of evaluating the merits and risks of an investment in the Securities and it is able to bear the economic risk of loss of its entire investment;

(c)	the Corporation has provided to it the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and it has had access to such information concerning the Corporation as it has considered necessary or appropriate in connection with its investment decision to acquire the Securities;

(d)	it, and each beneficial purchaser for whom it is acting, if any, satisfies one or more of the categories of “accredited investor” as defined in Rule 501(a) of Regulation D of the 1933 Act indicated below (the Subscriber must initial or place an X or a check mark on the appropriate line(s) for itself and for each beneficial purchaser on behalf of whom it is purchasing, if any):

________	Category 1.	A bank, as defined in Section 3(a)(2) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

________	Category 2.	A savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act, whether acting in its individual or fiduciary capacity; or

________	Category 3.	A broker or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; or

________	Category 4.	An insurance company as defined in Section 2(13) of the 1933 Act; or

________	Category 5.	An investment company registered under the United States Investment Company Act of 1940; or

________	Category 6.	A business development company as defined in Section 2(a)(48) of the United States Investment Company Act of 1940; or

________	Category 7.	A small business investment company licensed by the U.S. Small Business Administration under Section 301 (c) or (d) of the United States Small Business Investment Act of 1958; or

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________	Category 8.	A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, with total assets in excess of US $5,000,000; or

________	Category 9.	An employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974 in which the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company or registered investment adviser, or an employee benefit plan with total assets in excess of US $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons who are accredited investors; or

________	Category 10.	A private business development company as defined in Section 202(a)(22) of the United States Investment Advisers Act of 1940; or

________	Category 11.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust, or a partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of US $5,000,000; or

________	Category 12.	Any director or executive officer of the Corporation; or

________	Category 13.	A natural person whose individual net worth, or joint net worth with that person’s spouse, at the date hereof exceeds US $1,000,000; or

________	Category 14.	A natural person who had an individual income in excess of US $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year; or

________	Category 15.	A trust, with total assets in excess of US $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or

________	Category 16.	Any entity in which all of the equity owners meet the requirements of at least one of the above categories;

(e)	it understands that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

(i)	the transfer is to the Corporation;

(ii)	the transfer is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act and in compliance with applicable local laws and regulations;

(iii)	the transfer is made in compliance with the exemption from the registration requirements under the 1933 Act provided by Rule 144 or Rule 144A thereunder, if available, and in accordance with applicable state securities laws; or

(iv)	the Securities are transferred in a transaction that does not require registration under the 1933 Act or any applicable state laws and regulations governing the offer and sale of securities;

and it has prior to such sale furnished to the Corporation an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Corporation;

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(f)	it understands that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefor or in substitution thereof, will bear a legend in substantially the following form, or such other legend, as may be advised by legal counsel for the Corporation:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 OR RULE 144A THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. DELIVERY OF THIS CERTIFICATE MAY NOT CONSTITUTE “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON STOCK EXCHANGES IN CANADA.”

provided, that if any of the Securities are being sold under clause (B) above, at a time when the Corporation is a “foreign Corporation” as defined in Rule 902 under the 1933 Act, the legend set forth above may be removed by providing a declaration to the Corporation and its transfer agent in such form as the Corporation may from time to time prescribe, together with such other evidence, including an opinion of counsel in form satisfactory to the Corporation and its transfer agent, as the Corporation and its transfer agent may from time to time prescribe, to the effect that the sale of such securities is being made in compliance with Rule 904 of Regulation S under the 1933 Act;

provided further, that if any of the Securities are being sold pursuant to Rule 144 of the 1933 Act, the legend may be removed by delivery to the Corporation’s transfer agent of an opinion satisfactory to the Corporation to the effect that the legend is no longer required under applicable requirements of the 1933 Act or state securities laws;

(g)	it consents to the Corporation making a notation on its records or giving instruction to the registrar and transfer agent of the Corporation in order to implement the restrictions on transfer set forth and described herein;

(h)	it understands and acknowledges that the Warrants may not be exercised in the United States or by or on behalf of a U.S. Person unless an exemption is available from the registration requirements of the 1933 Act and the securities laws of all applicable states and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to such effect; provided that a Subscriber who purchased Units pursuant to the Offering will not be required to deliver an opinion of counsel in connection with the due exercise of the Warrants that comprise part of the Units if the Subscriber delivers to the Corporation a warrant exercise form containing representations, warranties and agreements substantially as included in this U.S. Accredited Investor Certificate;

(i)	it understands and acknowledges that the Corporation has no obligation or present intention of filing with the United States Securities and Exchange Commission or with any state securities administrator any registration statement in respect of resales of the Securities in the United States;

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(j)	the office or other address of the Subscriber at which the Subscriber received and accepted the offer to purchase the Units is the address listed as the “Subscriber’s Address” on the signature page of the Subscription Agreement;

(k)	it acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising (as such terms are used in Regulation D under the 1933 Act), including, but not limited to, any advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

(l)	it understands and agrees that there may be material tax consequences to the Subscriber of an acquisition, holding, exercise or disposition of the Securities. The Corporation does not give any opinion or makes any representation with respect to the tax consequences to the Subscriber under United States, state, local or foreign tax law of the Subscriber’s acquisition, holding, exercise or disposition of such securities, and the Subscriber acknowledges that the undersigned is solely responsible for determining the tax consequences to its investment. In particular, no determination has been made whether the Corporation will be a “passive foreign investment company” within the meaning of Section 1297 of the United States Internal Revenue Code;

(m)	it understands and acknowledges that the Corporation is not obligated to remain a “foreign Corporation” (as such is defined in Rule 405 promulgated under the 1933 Act);

(n)	it understands and agrees that the financial statements of the Corporation have been prepared in accordance with Canadian generally accepted accounting principles, which differ in some respects from United States generally accepted accounting principles, and thus may not be comparable to financial statements of United States companies; and

(o)	it understands and agrees that the certificates representing the Warrants, and all certificates issued in exchange therefor or in substitution thereof, shall bear the following legend, or such other legend, as may be advised by legal counsel for the Corporation:

“THIS WARRANT AND THE SECURITIES DELIVERABLE UPON EXERCISE THEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED IN THE UNITED STATES OR BY OR ON BEHALF OF, OR FOR THE ACCOUNT OR BENEFIT OF, A U.S. PERSON UNLESS THIS WARRANT AND SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND THE APPLICABLE SECURITIES LEGISLATION OF ANY SUCH STATE OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE. “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE SECURITIES ACT.”

The capitalized terms not defined in this Schedule shall have the meanings ascribed to them in the Subscription Agreement.

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The foregoing representations and warranties are true an accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Corporation.

The undersigned has executed this Certificate as of the _______day of___________, 2012.

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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SCHEDULE V

CONFIRMATION OF RELATIONSHIP

FAMILY, FRIENDS AND BUSINESS ASSOCIATES CERTIFICATE

(British Columbia, Alberta, Manitoba, Quebec, Yukon, Nunavut, Northwest Territories and Maritime Residents Only)

The Subscriber represents and warrants to the Corporation that the Subscriber is buying the Securities as principal and that the Subscriber has read the following definitions from National Instrument 45-106 Prospectus and Registration Exemptions and certifies that the Subscriber has the relationship(s) to the Corporation or its directors, executive officers, control persons or founders by virtue of the Subscriber being:

(Please initial or place an X or a place a check mark next to one or more as applicable)

________	(a)	I am a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation.

________	(b)	I am a spouse, parent, grandparent, brother, sister, child or grandchild of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation.

________	(c)	I am a parent, grandparent, brother, sister, child or grandchild of the spouse of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation.

________	(d)	I am a close personal friend of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation.

________	(e)	I am a close business associate of a director, executive officer or control person of the Corporation, or of an affiliate of the Corporation.

________	(f)	I am a founder of the Corporation or a spouse, parent, grandparent, brother, sister, child, grandchild or close personal close business associate of a founder of the Corporation.

________	(g)	I am a parent, grandparent, brother, sister, child or grandchild of a spouse of a founder of the Corporation.

________	(h)	I am a person of which a majority of the voting securities are beneficially owned by, or a majority of the directors are, persons described in the categories (a) to (g) above.

________	(i)	I am a trust or estate of which all of the beneficiaries or a majority of the trustees or executors are persons described in the categories (a) to (g) above.

and if any of (b) through (i) is initialled or marked, the name of the director, executive officer, control person or founder is:

____________________________________________________________

(Print name of director, executive officer, control person or founder)

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For the purposes of the foregoing terms in bold, the definitions in Schedule III and the following guidance apply:

“close business associate” is an individual who has had sufficient prior business dealings with the director, executive officer, founder or control person of the Corporation to be in a position to assess their capabilities and trustworthiness.

An individual is not a close business associate solely because the individual is (a) a member of the same organization, association or religious group, or (b) a client, customer, former client or former customer.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate of a director, executive officer, founder or control person.

“close personal friend” is an individual who known the director, executive officer, founder or control person well enough and has known them for a sufficient period of time to be in a position to assess their capabilities and trustworthiness. The term “close personal friend” can include a family member who is not already specifically identified in the exemption above.

An individual is not a close personal friend solely because the individual is a relative, a member of the same organization, association or religious group or a current or former client or customer.

The relationship between the individual and the director, executive officer, founder or control person must be direct. For example, the exemption is not available for a close personal friend of a close personal friend of the director, executive officer, founder or control person.

The foregoing representations and warranties are true an accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Corporation.

The undersigned has executed this Certificate as of the ______day of_______________, 2012.

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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SCHEDULE VI

CONFIRMATION OF RELATIONSHIP

FOUNDER, CONTROL PERSON AND FAMILY CERTIFICATE

(Ontario Residents Only)

The Subscriber represents and warrants to the Corporation that the Subscriber has read the following definitions from National Instrument 45-106 Prospectus and Registration Exemptions and certifies that the Subscriber has the relationship(s) to the Corporation or its directors, executive officers, control persons or founders by virtue of the Subscriber being:

(initial or place an X or place a check mark next to one or more as applicable)

__(a)	a founder of the Corporation;

__(b)	an affiliate of a founder of the Corporation;

__(c)	a spouse, parent, brother,sister, grandparent, grandchild or child of an executive officer, director or founder of the Corporation; or

__(d)	a control person of the Corporation.

and if (c) is initialled or marked, the director, executive officer or founder is:__________________

__________________________________________

(Print name of director, executive officer or founder)

For the purposes of the foregoing terms in bold, the definitions in Schedule III apply.

The foregoing representations and warranties are true an accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Corporation.

The undersigned has executed this Certificate as of the ______day of___________, 2012.

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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SCHEDULE VII

RISK ACKNOWLEDGEMENT

SASKATCHEWAN CLOSE PERSONAL FRIENDS AND CLOSE BUSINESS ASSOCIATES

(Saskatchewan Residents Only)

WARNING

I acknowledge that this is a risky investment:

·	I am investing entirely at my own risk.

·	No securities regulatory authority or regulator has evaluated or endorsed the merits of these securities.

·	The person selling me these securities is not registered with a securities regulatory authority or regulator and has no duty to tell me whether this investment is suitable for me. [Instruction: Delete if sold by registrant]

·	I will not be able to sell these securities for 4 months.

·	I could lose all the money I invest.

·	I do not have a 2-day right to cancel my purchase of these securities or the statutory rights of action for misrepresentation I would have if I were purchasing the securities under a prospectus. I do have a 2- day right to cancel my purchase of these securities if I receive an amended offering document.

I am investing $______________ [total consideration] in total; this includes any amount I am obliged to pay in future.

I am a close personal friend or close business associate of_____________________ [state name], who is a____________ [state title - founder, director, executive officer or control person] of Stellar Biotechnologies, Inc.

I acknowledge that I am purchasing based on my close relationship with _______________________ [state name of founder, director, executive officer or control person] whom I know well enough and for a sufficient period of time to be able to assess her/his capabilities and trustworthiness.

I acknowledge that this is a risky investment and that I could lose all the money I invest.

Date	Signature of Subscriber

Print name of Subscriber

Sign 2 copies of this document. Keep one copy for your records.

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You are buying Exempt Market Securities

They are called exempt market securities because two parts of securities law do not apply to them. If an issuer wants to sell exempt market securities to you:

·	the issuer does not have to give you a prospectus (a document that describes the investment in detail and gives you some legal protections), and

·	the securities do not have to be sold by an investment dealer registered with a securities regulatory authority or regulator.

There are restrictions on your ability to resell exempt market securities. Exempt market securities are more risky than other securities.

You may not receive any written information about the issuer or its business

If you have any questions about the issuer or its business, ask for written clarification before you purchase the securities. You should consult your own professional advisers before investing in the securities.

You will not receive advice [Instruction: Delete if sold by registrant]

Unless you consult your own professional advisers, you will not get professional advice about whether the investment is suitable for you.

For more information on the exempt market, refer to the Saskatchewan Financial Services Commission’s website at http://www.sfsc.gov.sk.ca.

[Instruction: The Subscriber must sign 2 copies of this form. The Subscriber and the issuer must each receive a signed copy.]

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SCHEDULE VIII

MINIMUM INVESTMENT AMOUNT CERTIFICATE

(Non United States Residents or Offshore Residents)

The Subscriber represents and warrants to the Corporation that:

(a)	the Subscriber is buying the Securities as principal;

(b)	the Securities have an acquisition cost to the Subscriber of not less than CDN$150,000 paid in cash at the time of the distribution; and

(c)	the distribution is of a security of a single issuer.

The foregoing representations and warranties are true an accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Corporation.

The undersigned has executed this Certificate as of the______day of_____________, 2012.

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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SCHEDULE IX

CONFIRMATION OF RESIDENCE OUTSIDE CANADA
 AND THE UNITED STATES OF AMERICA

NON RESIDENT CERTIFICATE

The Subscriber represents and warrants and certifies to the Corporation that the Subscriber:

(a)	is not a resident of Canada;

(b)	did not sign this Subscription Agreement in Canada;

(c)	is not a resident of the United States of America;

(d)	is not U.S. Person, at that term is defined in Regulation S under the United States Securities Act of 1933;

(e)	did not sign this Subscription Agreement in the United States of America;

(f)	has fully read this Subscription Agreement, and without restricting the foregoing, has read Section 2 of the General Provisions to this Subscription Agreement.

The foregoing representations and warranties are true an accurate as of the date of this Certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Corporation.

The undersigned has executed this Certificate as of the ______day of__________, 2012.

Signature of individual (if Subscriber is an individual)

Authorized signatory (if Subscriber is not an individual)

Name of Subscriber (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

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SCHEDULE X

FORM 4C

CORPORATE PLACEE REGISTRATION FORM

This Form will remain on file with the Exchange and must be completed if required under section 4(b) of Part II of Form 4B. The corporation, trust, portfolio manager or other entity (the “Placee”) need only file it on one time basis, and it will be referenced for all subsequent Private Placements in which it participates. If any of the information provided in this Form changes, the Placee must notify the Exchange prior to participating in further placements with Exchange listed Issuers. If as a result of the Private Placement, the Placee becomes an Insider of the Issuer, Insiders of the Placee are reminded that they must file a Personal Information Form (2A) or, if applicable, Declarations, with the Exchange.

1.	Placee Information:

(a)	Name:_______________________________________________________________________

(b)	Complete Address:_____________________________________________________________

(c)	Jurisdiction of Incorporation or Creation:_____________________________________________

2.	(a) Is the Placee purchasing securities as a portfolio manager: (Yes/No)? _______________________

(b)	Is the Placee carrying on business as a portfolio manager outside of Canada: (Yes/No)?_________

3.	If the answer to 2(b) above was “Yes”, the undersigned certifies that:

(a)	it is purchasing securities of an Issuer on behalf of managed accounts for which it is making the investment decision to purchase the securities and has full discretion to purchase or sell securities for such accounts without requiring the client’s express consent to a transaction;

(b)	it carries on the business of managing the investment portfolios of clients through discretionary authority granted by those clients (a “portfolio manager” business) in __________________[jurisdiction], and it is permitted by law to carry on a portfolio manager business in that jurisdiction;

(c)	it was not created solely or primarily for the purpose of purchasing securities of the Issuer;

(d)	the total asset value of the investment portfolios it manages on behalf of clients is not less than $20,000,000; and

(e)	it has no reasonable grounds to believe, that any of the directors, senior officers and other insiders of the Issuer, and the persons that carry on investor relations activities for the Issuer has a beneficial interest in any of the managed accounts for which it is purchasing.

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4.	If the answer to 2(a). above was “No”, please provide the names and addresses of Control Persons of the Placee:

Name *	City	Province or State	Country

* If the Control Person is not an individual, provide the name of the individual that makes the investment decisions on behalf of the Control Person.

5.	Acknowledgement - Personal Information and Securities Laws

(a)	“Personal Information” means any information about an identifiable individual, and includes information contained in sections 1, 2 and 4, as applicable, of this Form.

The undersigned hereby acknowledges and agrees that it has obtained the express written consent of each individual to:

(i)	the disclosure of Personal Information by the undersigned to the Exchange (as defined in Appendix 6B) pursuant to this Form; and

(ii)	the collection, use and disclosure of Personal Information by the Exchange for the purposes described in Appendix 6B or as otherwise identified by the Exchange, from time to time.

(b)	The undersigned acknowledges that it is bound by the provisions of applicable Securities Law, including provisions concerning the filing of insider reports and reports of acquisitions.

Dated and certified (if applicable), acknowledged and agreed, at __________________________on____________, 2012.

X
(Name of Subscriber - please print)

X
(Authorized Signature)

(Official Capacity - please print)

(Please print name of individual whose signature appears above)

THIS IS NOT A PUBLIC DOCUMENT

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